UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07599

DOMINI INSTITUTIONAL TRUST

(Exact Name of Registrant as Specified in Charter)

536 Broadway, 7th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: January 31, 2008

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Domini Institutional Social Equity FundSM

Semi-Annual Report

January 31, 2008 (Unaudited)

The way you invest matters®

TABLE OF CONTENTS

2	Letter from the President

4	Domini News

5	The Way You Invest Matters

11	The Way You Invest Matters: Activism

Fund Performance and Holdings
12	Economic and Market Background
13	Performance Commentary
16	Expense Example

Domini Social Equity Trust
18	Portfolio of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights
26	Notes to Financial Statements

Domini Institutional Social Equity Fund
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statements of Changes in Net Assets
32	Financial Highlights
33	Notes to Financial Statements

36	Proxy Voting Information

36	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS®

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

In this year of tough economic news and a hard-fought presidential campaign, calls for change are in the air.

This represents, I think, more than dissatisfaction with American progress. It reflects also a determination that government should once again take up its historic role of promoting the common good and its obligation to regulate corporate conduct.

That would certainly be a welcome development.

In the meanwhile it has been up to social investors like you to make change happen.

Many of the issues being aired during this interesting campaign season are ones we social investors have been talking about for years. We look closely at how companies use lobbyists and campaign contributions to maximize their political influence, at the social costs of for-profit healthcare that leaves so many behind, at companies’ responses to climate change, and at the profound impact of government contracts and tax incentives on crucial matters of war and peace, energy development and human capital.

In this year’s Semi-Annual Report, we report on issues of basic human dignity. On behalf of our shareholders, we encourage companies to use their influence to help end the genocide in Darfur, to protect freedom of expression, and to provide safe conditions and fair pay to workers in the far-flung factories that make the products we use every day.

Your commitment to social investing makes all the difference on these and many other important issues. The progress we make is slow, and requires long-term commitment. As Martin Luther King said, “the arc of the moral universe is long, but it bends toward justice.”

This has been a difficult period for investors. Over the past six months, stock markets are down across the U.S., Europe, and Asia, a decline precipitated in part by the U.S. housing slump and the credit crisis that came in its wake. A primary reason for the collapse of the subprime lending market is that unscrupulous mortgage lenders made loans — often with deceptive terms — that people could not afford to repay. Then they bundled those unsustainable mortgages into securities with unrealistically high credit ratings.

Domini research has long focused on predatory lending, and we do our best to avoid companies that practice it. We sounded the alarm a decade ago. Our commitment to community development investments demonstrates and supports a better way to serve low-income people. This,

THE WAY YOU INVEST MATTERS®

in a nutshell, is why what we social investors do is so important, for people and the planet. A groundswell of change is building, and your investments are a part of it.

We are honored that our shareholders share this vision, and continue to place their trust in us. Thank you, as always, for your decision to invest with Domini.

Very truly yours,

Amy Domini amy@domini.com

KEEP IN TOUCH WITH DOMINI

A report like this comes twice a year, but your dollars work for change all year long. Now there’s a great way to stay in touch. Sign up for Domini Updates, at www.domini.com to receive:

•	Our e-newsletter Investing Matters, with news on how your funds are making a difference
•	Domini Action Alerts that help you speak out on issues from child labor to global warming.

We will not ‘‘spam’’ you, and we will never sell or rent your email address to anyone, for any reason. (Please visit our website for more information about our Privacy Policy.) And you can, of course, unsubscribe at any time.

THE WAY YOU INVEST MATTERS®

DOMINI NEWS

Domini Wins ‘‘Social Capitalist’’ Award from Fast Company: Domini Social Investments was among the winners of Fast Company magazine’s fifth annual Social Capitalist Award, in the first year that for-profit companies were eligible for selection. These awards recognize organizations and companies that use the tools of business to solve the world’s most pressing social problems. (Winners were featured in the December/January 2008 issue of Fast Company, with expanded online coverage at www.fastcompany.com.)

Responding to this honor, Amy Domini said, “This award is a tribute to the Domini Funds’ thousands of investors, who put their investments to work not only for their families’ future but to build a better future for all of us. Our firm is built on the idea that the way you invest matters — that investors, if we harness our power and think beyond next quarter’s profits, can change companies, change Wall Street, and ultimately change the world. In choosing to invest sustainably and responsibly, our shareholders make change happen every day.”

Amy Domini Honored by Yale: In October 2007, Yale University’s Berkeley Divinity School presented Amy Domini with an honorary doctorate. In its citation, Yale said the degree was awarded in recognition of her “ability to turn compassion into action” and an influence that has “spurred hundreds of companies to evaluate their impact on the environment and human rights.”

Accepting the degree, Amy spoke of the role of faith in the development of her ideas. In the end, she said, finance and capitalism are still subject to basic conceptions of right and wrong. By shaping a career in line with one’s faith and values, she discovered, one could become “a powerful force for good.”

Conventional Funds Still Voting No: The latest data from FundVotes.com has confirmed that U.S. mutual fund companies overwhelmingly side with management when voting their proxies. The 54 fund groups surveyed supported approximately 90.7% of management proposals during the year ended June 30, 2007, but only 35.2% of shareholder proposals. By contrast, Domini supported 67% of management proposals and 63% of shareholder proposals for the same period, making it one of the most activist fund groups surveyed.

THE WAY YOU INVEST MATTERS®

THE WAY YOU INVEST MATTERS: HUMAN RIGHTS

At the core of socially responsible investing lies a commitment to universal human dignity and the idea that profits should not come at the cost of anyone’s fundamental rights.

As the world economy becomes ever more globalized, this simple ideal has become more difficult to attain. While some companies have been directly implicated in severe abuses, more often corporations are confronted with the human rights challenges that come with doing business — sourcing raw materials, contracting with local manufacturers, seeking to offer products and services — in countries where abuses are common or even endemic.

Human rights is a complex and difficult subject for investors. It touches many different aspects of a company’s activities, including relationships with suppliers, employees, communities, customers, and governments. Social investors have been playing a critical role by alerting corporations to their human rights obligations, encouraging respect for international norms, and building the demand for consistent, reliable data so that corporate behavior can be more accurately assessed, and abuses brought to light and addressed. We look at the codes of conduct companies have adopted and the countries where they operate to assess the risk of human rights abuses. Conversations with company management and human rights organizations are also often helpful in understanding the role a company is playing. Comparable, reliable data, however, is generally unavailable.

In our discussion below, we focus mainly on companies held by the Domini Institutional Social Equity Fund as of January 31, 2008. Some of the companies noted here are leaders in their industries. Others are just beginning to grapple with these difficult issues. Just as there are few perfect people, there are few perfect companies. We expect companies to responsibly address the real challenges they face, and we expect them to do their part to uphold universal human dignity wherever they do business. In this brief report we are able to touch on only a few areas of human rights. There are many other stories to tell, and we look forward to telling them in future reports.

Though protecting and promoting human rights is often considered purely the role of government, we believe that corporations, investors, and consumers also bear responsibility. Human rights is everyone’s business. Through this report, we hope to convey some of the work that corporations in your portfolio are doing, and the role that Domini is playing on your behalf to protect and promote universal human dignity.

Domini’s Response

Domini’s Global Investment Standards address the relationship of companies to the communities — global, national, and local — in which

THE WAY YOU INVEST MATTERS®

they operate. These standards encompass various aspects of human rights, including freedom of speech; protection of minority and indigenous peoples and their cultures; rights of workers to a safe, healthy workplace and fair compensation; and endorsement of international standards in areas like labor, health, product quality, and children’s rights.

Guided by these standards, we seek to promote universal human dignity through our research, shareholder activism, and commitment to community development.

Domini’s team of in-house research analysts evaluates companies on a range of human rights issues. Our goal is to identify companies that are responsibly addressing the key sustainability challenges of their industry. By including human rights considerations in our process, we are helping to raise expectations for corporate behavior among investors, the public, and the corporations we are evaluating.

This issue must also be considered in the context of a larger question: Just what are a corporation’s obligations regarding human rights in the countries and communities where it does business? And how can companies be held accountable for consistently and constructively exercising that responsibility?

Some companies have volunteered to take on these difficult questions and to work together to provide guidance to the corporate community. The Business Leaders Initiative on Human Rights has produced A Guide for Integrating Human Rights into Business Management, produced in cooperation with the UN Global Compact, a framework for businesses that wish to align themselves with ten principles regarding human rights, labor, the environment, and anticorruption. Of the 13 corporate members of the Business Leaders Initiative, three — Coca-Cola, Gap Inc., and Hewlett-Packard — were held in the portfolio of the Domini Institutional Social Equity Fund as of January 31.

The United Nations is also actively struggling with these questions. In 2007, Domini participated in a session convened by the UN High Commissioner on Human Rights, focusing on human rights and the financial sector, and a later brainstorming session to help plan the work of the special representative appointed by the UN Secretary General to help clarify standards of corporate responsibility regarding human rights. Domini continues to provide our input on this important process.

For many years, Domini has worked with a range of concerned investors and human rights organizations in the wider effort to clarify — and inculcate — human rights standards for corporate behavior. One of the most effective of these has been the Interfaith Center on Corporate Responsibility (ICCR), with which we have partnered on many shareholder campaigns for more than ten years. For the past two years, we have helped lead ICCR’s efforts to address working conditions in corporate supply chains.

Here are more examples of ways that your investment in the Domini Institutional Social Equity Fund is making a difference for human rights:

6   The Way You Invest Matters: Human Rights

THE WAY YOU INVEST MATTERS®

Fighting Genocide in Sudan

With the steady increase in economic globalization, global banks and other major financial institutions provide the credit, financing, and liquidity that make it possible for companies and governments to do business around the world. As a result, those institutions have the potential to be an important influence on human rights.

Five years into a campaign of genocide by government-backed militias in the Sudanese province of Darfur, atrocities continue to take place on a massive scale. Working with Amnesty International, the Genocide Intervention Network, and other concerned investors, Domini met in recent months with large U.S. banks including Citigroup and JPMorgan Chase. We are encouraging them to use their influence with the companies they invest in — as well as the investors, companies, and governments they serve — to help end the ongoing genocide in Darfur.

In our Funds, Domini seeks to avoid investing in companies whose activities provide direct benefits to the Sudanese government, or that are otherwise complicit in human rights abuses in Sudan. Domini shares information about corporate activities in Sudan that we have acquired through our independent research with other investors and organizations working against the Darfur genocide.

Encouraging Internet Freedom

The Internet and telecommunications technologies are powerful tools for facilitating free speech and disseminating information, organizing political activity, promoting democracy, and exposing human rights violations. Protecting them from pressure by repressive governments is an important challenge. Domini is working as part of a multi-stakeholder group — including Google, Microsoft, and Yahoo,* and a range of human rights groups and academics — to develop principles to protect freedom of expression and privacy on the Internet and other communication technologies. Recently, Domini filed a shareholder resolution calling on Cisco Systems, which has not joined this group, to report on its involvement with repressive regimes that seek to censor Internet content or restrict citizens’ access to the Internet. The resolution achieved a significant 36% vote of support.

Focus on: Improving Global Working Conditions

Over the past few decades, much of U.S. manufacturing has shifted to the developing world, where labor costs are lower. In making this transition, companies have increasingly outsourced production to separately owned, locally based contract manufacturers. These facilities vary tremendously, but some have been marked by harsh working conditions, low pay, and the exploitation of children and even slave laborers. The risks to both workers and companies are amplified by the fact that many companies cannot identify the full breadth and scope of their supply chain, which may reach all the way from a modern production facility in China to a cotton field in Central Asia.

The Way You Invest Matters: Human Rights   7

THE WAY YOU INVEST MATTERS®

Ensuring decent working conditions in corporate supply chains is an unusually complex problem, and progress has been slow. Companies in the clothing industry were among the first to face public controversy and to take action, followed by toy companies and electronics companies. Domini and other concerned investors have encouraged companies to publish the data on their supply chains that can help to evaluate their performance. In addition to providing public accountability, that data has enabled companies to better understand the challenges they face, and to work to solve problems that previously remained hidden.

By working with industry leaders, we hope to create momentum — and pressure — for their competitors to make similar improvements. One sign of progress is the increasing number of companies that have developed codes of conduct for their suppliers, and that monitor factories with the use of their own or third-party auditors. The Electronic Industry Citizenship Coalition, created in 2004, is an example of an industrywide effort to set basic labor and environmental standards for suppliers in an industry with an unusually complex supply chain. The 32 corporate members of the EICC Group, including Apple, Dell, Hewlett-Packard, and IBM, have agreed to work together to improve conditions in the global electronic supply chain. Domini has provided input over the past few years through periodic stakeholder consultations as the group worked to develop audit protocols, questionnaires, and other monitoring tools.

Promoting International Standards

Domini encourages companies to adopt comprehensive labor standards for their operations and their suppliers that incorporate the core conventions of the International Labor Organization (ILO). These conventions address the right to organize and bargain collectively, child labor, forced labor, discrimination, and equal pay for equal work. Although the ILO’s conventions apply to governments, we have worked with a number of companies to incorporate the ILO’s “core conventions” into their formal policies. In 2005, for example, we convinced Apple to adopt its first code of conduct, setting labor and environmental standards for its supply chain.

According to the ILO, the right to freely associate, including the right to form or join a union of one’s choice, and to bargain collectively for the terms of one’s employment, are fundamental labor rights. Human Rights Watch has reported, however, that U.S. labor law falls short in protecting these fundamental rights. In the fall of 2007, Domini filed a shareholder resolution urging Cummins to adhere to international standards in its relationships with labor unions. We are currently in dialogue with Cummins management to work through these complicated issues.

Domini has been in dialogue with Disney since 1996, when the company created its Code of Conduct for Manufacturers and International Labor Standards program. The program reportedly includes factory monitoring and remediation as well as education and communication with internal business units, licensees, and vendors. Disney also works with others

8    The Way You Invest Matters: Human Rights

THE WAY YOU INVEST MATTERS®

committed to improving labor conditions, including socially responsible investors and multilateral institutions. The company has reportedly carried out tens of thousands of factory audits in more than 50 countries. As an outgrowth of that work, Domini has been working with McDonald’s and Disney on a multi-year project seeking to sustain factory compliance with acceptable labor standards.

Encouraging Transparency

For years, two of America’s biggest and most successful clothing retailers, Nike and Gap, were the target of criticism by activists on sweatshop labor issues. In recent years, in addition to extensive efforts to monitor their supply chains and address poor working conditions, both companies responded by taking steps to increase transparency. Gap’s first Social Responsibility Report, released in 2004, was developed in cooperation with Domini and a small group of social investors, in response to a shareholder resolution we filed. The report marked the first time that a clothing retailer had publicly rated the way the factories in its global supply chain treated their workers. Gap’s third and most recent report, for 2005-2006, noted that the company conducted 4,316 inspections in 2,053 garment factories around the world during 2006 — more than 99% of its garment factory base. Domini has provided feedback to Gap during the drafting of each of its reports.

In its 2004 Corporate Responsibility report, Nike announced that it was publishing on its website the names and addresses of each of its factories. In addition, Nike and Hewlett-Packard, in their reports that year, reported on noncompliant factories using charts similar to those in Gap’s first report — bringing us one step closer to standardized reporting in this area. Unfortunately, most companies have resisted a commitment to greater accountability through annual public reporting, and this type of reporting remains voluntary. Nevertheless, the expectations of corporations have changed dramatically.

Correcting Abuses

Gap faced renewed controversy in 2007, when the British newspaper The Observer reported that children as young as ten years old were doing hand embroidery for up to 16 hours a day in a workshop in Delhi.

These revelations showed the persistence of labor rights violations, including child labor, in certain emerging markets, and Gap’s response illustrates that leading companies now recognize the importance of addressing abuses quickly and comprehensively. The company, which said it learned of the abuses on October 22, announced on November 14 that it had “launched a thorough investigation, cancelled the product order in question and made sure the garment would never be sold.” By November 2, the company had convened all of its Indian suppliers to stress its “zero tolerance” policy on child labor. The exploited children were placed under the care of a nonprofit group affiliated with Global March Against Child Labour, an organization founded and led by one of

The Way You Invest Matters: Human Rights   9

THE WAY YOU INVEST MATTERS®

the world’s leading defenders of children’s rights. Gap is partnering with the Global March to develop an independent oversight and monitoring program to address hand embroidery and beadwork for Gap products — work that is generally not done in factories, but in the “informal sector” of India’s economy. Gap also committed itself to ensure the children receive “access to schooling, financial support until they reach the legal working age, and job opportunities thereafter.”

All of us share a responsibility to end child labor, as well as other abuses of human rights. We hope that this recent controversy will underline the importance of shedding light on the practices of the many companies that are less well known, and less transparent.

______________

* As of January 31, 2008, Yahoo was not held in any of the Domini Funds’ portfolios.

As of January 31, 2008, Apple, Cisco Systems, Citigroup, Coca-Cola, Cummins, Dell, Gap Inc., Google, Hewlett-Packard, IBM, JPMorgan Chase, McDonald’s, Microsoft, Nike, and Walt Disney were held in the portfolio of the Domini Institutional Social Equity Fund, included herein. The composition of the Fund’s portfolio is subject to change.

Unlike other mutual funds, the Domini Institutional Social Equity Fund seeks to achieve its investment objectives by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Equity Trust (DSET). References to the Fund include the DSET, unless the context otherwise requires.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

10   The Way You Invest Matters: Human Rights

THE WAY YOU INVEST MATTERS®

THE WAY YOU INVEST MATTERS: ACTIVISM

Below are a few recent highlights of Domini’s shareholder activism, which each year includes meetings with dozens of companies on a wide range of important issues. (For more information, visit www.domini.com.)

Shareholder Resolutions: For the 2008 proxy season, Domini filed 20 shareholder resolutions, and was the lead filer for 12, on issues including political contributions, the climate crisis, and product safety.

Toxic Substances: Domini gained a strong vote of 36.1% for a resolution asking the medical products company Becton Dickinson to evaluate its policy on brominated flame retardants, which may pose a risk to human health.

As part of a dialogue led by the As You Sow Foundation, Domini helped convince Target to reduce its use of toxic PVC plastic in infant products, children’s toys, shower curtains, packaging, and accessories.

Climate Change: The Carbon Disclosure Project, which represents investors with over $57 trillion of assets, is a catalyst for dialogue on climate change between corporations and shareholders. More than 1,300 companies have reported their carbon emissions through the CDP. To help increase this total, Domini wrote to 194 companies in 23 countries that had not responded to its annual survey.

Facing Domini’s shareholder resolution (later withdrawn), Lowe’s committed to improve its sustainability reporting, most notably on its policies for purchasing the wood products sold in its stores. Domini recently joined the Boreal Leadership Council, an organization committed to protecting one of the world’s largest forest ecosystems.

Political Contributions: Following earlier successes with Verizon and Hewlett-Packard, Domini filed shareholder resolutions calling on American Express and AT&T to disclose their political contributions. We were pleased to withdraw the resolution with American Express when the company agreed to disclose its contributions. Domini is also asking companies to disclose contributions to trade associations — an increasingly important avenue for political influence.

Shareholder Rights: In July 2007, the SEC raised ideas challenging the right to file nonbinding resolutions. Domini’s Action Alerts on the subject generated more than 2,000 responses, and Domini submitted three comment letters, including one on behalf of 47 institutional investors and service providers from ten countries representing $1.4 trillion in assets. The SEC decided to take no action on this issue, at least for now.

FUND PERFORMANCE AND HOLDINGS

ECONOMIC AND MARKET BACKGROUND

U.S. Markets Financial markets experienced significant volatility during the six-month period ending January 31, 2008. The S&P 500 Index declined -4.32% and the bond market (measured by the Lehman Brothers Intermediate Aggregate Index, or LBIA) returned 6.75%. A variety of factors led many analysts to note an increasing risk of recession in 2008:

•	The employment picture weakened — unemployment reached 5% in December, when the economy added only 18,000 new jobs, the smallest monthly increase in four years.
•

The housing market in the U.S. continued to deteriorate, and sales of new homes dropped 34% during 2007, the biggest decline since 1991. Mortgage foreclosures began to rise dramatically. The meltdown of the subprime mortgage market sparked broad concerns throughout the credit markets, and many large financial companies took hits to their profits, reputations, and share prices as their bets on complex subprime mortgage securities went sour.

•	Oil prices increased significantly, reaching a record price of $100 per barrel in January 2008. This was exacerbated by the weakness of the U.S. dollar, since oil prices are denominated in dollars.

Bond markets turned in a relatively strong performance during the six months, and saw increased demand for higher-quality bonds as cautious investors sought out more conservative investments.

Ending a long series of rate increases, the Federal Reserve responded to deteriorating economic conditions and shaky markets by reducing short-term interest rates five times, by a total of 2.25%. This included two cuts during a period of eight days in January, the first a dramatic 0.75% cut implemented between the Fed’s regularly scheduled meetings, during a week in which global stock markets were falling sharply. Bond yields declined and prices increased for both long-term and short-term bonds. Long-term bonds continued to pay higher yields than short-term bonds, reversing the inverted yield curve seen in 2006 and earlier in 2007.

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

For the six months ended January 31, 2008, the Fund declined –8.20%, underperforming the S&P 500 Index return of –4.32%.

The Fund’s subadvisor, in selecting stocks for the Fund’s portfolio, utilizes an approach that focuses on indicators of both valuation (how reasonably priced a company’s stock is relative to the value of its businesses) and momentum (the rate at which the company’s profits and/or share price have been increasing). During this period, companies that appeared to have attractive valuations performed more poorly than expected.

In particular, the Fund’s performance relative to the index was hurt by stock selection within the industrial, consumer staples, and information technology sectors, and by positions in the following stocks:

•	The stock of YRC Worldwide declined when analysts turned negative on the freight industry due to increases in fuel and equipment costs.
•

The Fund’s performance was hurt by its overweight position in the electronics companies Electronic Data Systems and LAM Research, which performed poorly, and by its underweight position in Apple, which had a positive return for the period.

An overweight position in the financial sector, which was hurt by the collapse of the subprime mortgage market, was also negative for performance. However, stock selection within that sector, including positions in JPMorgan Chase and Goldman Sachs, resulted in a positive contribution to returns. The Fund was also helped by its positions in Energen and Express Scripts, each of which announced profit outlooks that beat the expectations of analysts.

The Domini Institutional Social Equity Fund invests in the Domini Social Equity Trust. The table and bar chart below provide information as of January 31, 2008, about the ten largest holdings of the Domini Social Equity Trust and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS

SECURITY DESCRIPTION	% NET ASSETS
JP Morgan Chase & Co	4.2%
Johnson & Johnson	3.5%
Verizon Communications	3.4%
Microsoft	3.3%
Intl Business Machines Corp	3.2%
Hewlett-Packard Co	3.1%
Bank of America Corporation	2.7%
Goldman Sachs Group Inc	2.7%
AT&T Inc	2.6%
Travelers Cos Inc/The	2.1%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

______________
*	Other reflects Repurchase Agreements and Other Assets, less liabilities.

The holdings mentioned above are described in the Domini Social Equity Trust’s Portfolio of Investments at January 31, 2008, included herein. The composition of the Trust’s portfolio is subject to change.

14   Domini Institutional Social Equity Fund — Performance Commentary

AVERAGE ANNUAL TOTAL RETURNS

		Domini Institutional Social Equity Fund (DIEQX)		S&P 500
	1 Year	1.86%		5.50%
As of	5 Year	10.67%		12.83%
12-31-07	10 Year	5.06%		5.91%
	Since Inception	10.00	%(1)(2)	10.49	%(1)
	1 Year	–8.23%		–2.31%
As of	5 Year	9.48%		12.02%
1-31-08	10 Year	3.99%		5.14%
	Since Inception	9.41	%(1)(2)	10.03	%(1)

COMPARISON OF $10,000 INVESTMENT IN THE

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND AND S & P 500

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses totaled 0.86% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 0.65% of net assets.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Institutional Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

______________
(1)	Since June 3, 1991.
(2)

The Domini Institutional Social Equity Fund, which commenced operations on May 30, 1996, invests all of its assets in the Domini Social Equity Trust (DSET), which has the same investment objectives as the Fund. The DSET commenced operations on June 3, 1991. Performance prior to the Fund’s commencement of operations is the performance of the DSET adjusted for expenses of the Fund.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 03/08

Domini Institutional Social Equity Fund — Performance Commentary   15

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

EXPENSE EXAMPLE

As a shareholder of the Domini Institutional Social Equity Fund, you incur two types of costs:

•

Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the Fund after holding them less than 30 days. Prior to November 30, 2007, the redemption fee applied to redemptions and exchanges of Fund shares held less than 60 days.

•

Ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on August 1, 2007, and held through January 31, 2008.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•	Divide your account value by $1,000.
•	Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table.
•	The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Domini Institutional Social Equity Fund	Beginning Account Value as of 08/01/2007	Ending Account Value as of 01/31/2008	Expenses Paid During Period 08/01/2007 – 01/31/2008
Actual Expenses	$1,000.00	$918.00	$3.13	*
Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.87	$3.30	*
*

Expenses are equal to the Fund’s annualized expense ratio of 0.65% multiplied by average account value over the period, multiplied by 184, and divided by 366. The example reflects the aggregate expenses of the Fund and the Domini Social Equity Trust, the underlying portfolio in which the Fund invests.

Domini Institutional Social Equity Fund — Expense Example	17

DOMINI SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JANUARY 31, 2008 (UNAUDITED)

SECURITY	SHARES	VALUE
Common Stocks – 99.3%
Consumer Discretionary – 11.9%
Amazon.com Inc (a)	119,650	$9,296,805
American Eagle Outfitters	700	16,121
Autoliv Inc.	133,700	6,678,315
AutoZone Inc. (a)	54,047	6,533,201
Best Buy Co Inc.	120,758	5,894,198
Big Lots Inc. (a)	338,000	5,867,680
Black & Decker Corporation	600	43,524
CBS Corp, Class B	584,300	14,718,517
Comcast Corp, Class A (a)	5,550	100,788
Darden Restaurants Inc.	255,700	7,241,424
DR Horton Inc.	1,975	34,069
Gap Inc./The	1,887	36,079
Home Depot Inc.	3,244	99,493
J.C. Penney Co Inc.	758	35,937
Johnson Controls Inc.	1,954	69,113
Limited Brands	1,668	31,842
Liz Claiborne Inc.	600	13,134
Lowe’s Cos Inc.	2,986	78,950
McDonald’s Corporation	412,574	22,093,338
McGraw-Hill Companies Inc.	1,212	51,825
Meredith Corp.	823	38,673
Nike Inc, Class B	362,988	22,418,139
Nordstrom Inc.	895	34,816
Pulte Homes Inc.	2,094	34,216
Scholastic Corp (a)	722	24,743
Staples Inc.	2,258	54,057
Starbucks Corporation (a)	2,578	48,750
Target Corp.	1,636	90,929
Time Warner Inc.	7,876	123,968
VF Corp.	800	61,896
Viacom Inc – Class B (a)	2,100	81,396
Walt Disney Co./The	285,137	8,534,150
Washington Post Co/The, Class B	95	70,680
Whirlpool Corporation	222,363	18,925,315
		129,476,081
Consumer Staples – 10.6%
Avon Products Inc.	2,406	84,258
Church & Dwight Co Inc.	124,180	6,608,860
Coca Cola Co/The	299,384	17,714,551
Coca-Cola Enterprises Inc.	752,400	17,357,868
Colgate-Palmolive Co.	2,296	176,792
Costco Wholesale Corp.	53,400	3,627,996
Hershey Co/The	1,936	70,083
JM Smucker Co/The – New Common	108,530	5,071,607
Kimberly-Clark Corp.	125,056	8,209,926
Kraft Foods Inc, Class A	5,000	146,300
Kroger Co.	697,377	17,748,245
Pepsi Bottling Group Inc.	142,000	4,948,700
PepsiAmericas Inc.	608,600	14,995,904
PepsiCo Inc.	3,653	249,098
Procter & Gamble Co.	135,461	8,933,653
SUPERVALU Inc.	326,300	9,808,578
Walgreen Co.	3,064	107,577
		115,859,996
Energy – 8.2%
Anadarko Petroleum Corporation	5,418	317,441
Apache Corporation	162,862	15,543,549
Chesapeake Energy Corporation	109,500	4,076,685
Devon Energy Corporation	42,570	3,617,599
ENSCO International, Inc.	131,300	6,712,056
EOG Resources Inc	3,908	341,950
National Oilwell Varco Inc. (a)	67,600	4,071,548
Noble Corp.	94,200	4,123,134
Noble Energy Inc.	90,200	6,546,716
Technip SA	135,390	8,664,960
Tidewater Inc.	157,400	8,335,904
Unit Corp (a)	370,750	18,581,989
XTO Energy Inc.	167,770	8,713,974
		89,647,505
Financials – 20.9%
American Express Co.	3,576	176,368
American International Group	222,300	12,262,068
Bank of America Corporation	677,000	30,024,950
Bank of Ireland ADR	112,890	6,626,643
Barclays Plc – Spons ADR	274,200	10,345,566

DOMINI SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

SECURITY	SHARES	VALUE
Financials (Continued)
Charles Schwab Corp/The	515,500	$11,495,650
Citigroup Inc.	10,300	290,666
Federal National Mortgage Association	2,476	83,837
Freddie Mac	2,322	70,566
Goldman Sachs Group Inc.	146,400	29,392,728
HDFC Bank Ltd – ADR	41,240	4,921,582
Janus Capital Group Inc.	240,910	6,506,979
JP Morgan Chase & Co.	974,730	46,348,412
Lehman Brothers Holdings Inc.	1,400	89,838
Nationwide Financial Serv, Class A	204,000	9,010,680
Royal Bank of Scotland Group plc – Spon ADR (a)	1,082,500	8,432,675
TD Ameritrade Holding Corp (a)	271,200	5,087,712
Travelers Cos Inc/The	482,852	23,225,181
US Bancorp	6,463	219,419
Wachovia Corp.	5,583	217,346
Washington Mutual Inc.	4,631	92,250
Wells Fargo & Co.	566,506	19,266,869
Westpac Banking Corp – SP ADR	42,160	4,901,943
		229,089,928
HealthCare – 11.2%
Amgen Inc (a)	150,466	7,010,211
Baxter International Inc.	205,122	12,459,110
Becton Dickinson & Company	2,302	199,192
Express Scripts Inc– Common (a)	203,800	13,754,462
Forest Laboratories Inc. (a)	199,700	7,942,069
Genentech Inc. (a)	1,600	112,304
Gilead Sciences Inc. (a)	155,210	7,091,545
Invitrogen Corp (a)	39,500	3,383,965
Johnson & Johnson	609,324	38,545,836
Kinetic Concepts Inc. (a)	144,500	7,193,210
Medtronic Inc.	3,655	170,213
Merck & Co. Inc.	320,202	14,818,949
Watson Pharmaceuticals Inc (a)	384,300	10,034,073
		122,715,139
Industrials – 6.0%
3M Co.	2,864	228,118
Air France-KLM – ADR	121,100	3,375,057
AMR Corp (a)	1,100	15,334
Cooper Industries Ltd, Class A	2,286	101,818
Cummins Inc.	286,464	13,830,481
Deere & Co.	140,200	12,303,952
Deluxe Corporation	265,200	6,449,664
Emerson Electric Company	3,308	168,179
Illinois Tool Works	3,600	181,440
Jetblue Airways (a)	5,793	40,030
PACCAR Inc.	106,350	4,989,942
RR Donnelley & Sons Co.	128,918	4,497,949
Southwest Airlines	6,578	77,160
Teleflex Inc.	107,600	6,361,312
TNT NV – ADR	172,600	6,394,830
Tomkins plc – Sponsored ADR	292,800	4,023,072
Toppan Printing Co Ltd – Unspons ADR	60,650	2,971,850
United Parcel Service, Class B	3,373	246,769
		66,256,957
Information Technology – 20.2%
Apple Inc (a)	124,282	16,822,812
Arrow Electronics, Inc (a)	146,900	5,026,918
Cisco Systems Inc (a)	580,636	14,225,582
Dell Inc (a)	5,484	109,899
eBay Inc (a)	2,376	63,891
EMC Corp/ Massachusetts (a)	4,400	69,828
Google Inc, Class A (a)	4,580	2,584,494
Hewlett-Packard Co.	764,347	33,440,181
Intel Corp.	869,909	18,442,071
Intl Business Machines Corp.	329,000	35,314,860
Jabil Circuit Inc.	3,100	41,075
Juniper Networks Inc. (a)	128,700	3,494,205
LAM Research Corp. (a)	338,900	13,010,371
Microsoft Corp.	1,107,352	36,099,675
Motorola Inc.	7,500	86,475
Nvidia Corp. (a)	156,990	3,860,384
Oracle Corp. (a)	738,200	15,170,010
QUALCOMM Inc.	4,234	179,606

DOMINI SOCIAL EQUITY TRUST/ PORTFOLIO OF INVESTMENTS (CONTINUED)

JANUARY 31, 2008 (UNAUDITED)

SECURITY	SHARES	VALUE
Information Technology (Continued)
STMicroelectronics NV – NY Shs	458,100	$5,675,859
Symantec Corp. (a)	425,846	7,635,419
Texas Instruments Inc.	3,928	121,493
Western Digital Corp (a)	345,080	9,127,366
Xerox Corporation	5,598	86,209
		220,688,683
Materials – 1.3%
International Paper Co.	4,600	148,350
Lubrizol Corp.	88,200	4,640,202
MeadWestvaco Corp.	3,466	97,048
Nucor Corp.	81,916	4,734,745
Rohm and Haas Co.	2,210	117,904
United States Steel Corp.	46,200	4,717,482
		14,455,731
Telecommunication Services – 6.5%
AT&T Inc.	748,604	28,813,768
France Telecom SA – Spons ADR.	144,530	5,110,581
Sprint Nextel Corp.	7,259	76,437
Verizon Communications Inc.	946,438	36,759,652
		70,760,438
Utilities – 2.5%
Energen Corp.	352,677	22,183,383
Pepco Holdings Inc.	182,600	4,648,996
		26,832,379
Total Common Stocks (Cost $1,033,537,347)		1,085,782,837
Repurchase Agreements – 0.6%
State Street Bank & Trust, dated 1/31/2008, 1.60% due 2/1/2008, maturity amount $6,221,058 (collateralized by U.S. Government Agency Obligations, Freddie Mac, 3.25%, 3/14/2008, market value $6,348,375)	6,220,781	6,220,781
Total Repurchase Agreements (Cost $6,220,781)		6,220,781
Total Investments — 99.9% (Cost $1,039,758,128) (b)		1,092,003,618
Other Assets, less liabilities — 0.1%		967,093
Net Assets — 100.0%		$1,092,970,711
______________

(a)      Non-income producing security.

(b)      The aggregate cost for federal income tax purposes is $1,080,406,528. The aggregate gross unrealized appreciation is $83,814,064 and the aggregate gross unrealized depreciation is $72,216,974, resulting in net unrealized appreciation of $11,597,090.

ADR – American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 2008 (UNAUDITED)

ASSETS:
Investments at cost	$1,039,758,128
Investments at value	$1,092,003,618
Dividends and interest receivable	1,362,491
Total assets	1,093,366,109
LIABILITIES:
Management fee payable	277,070
Other accrued expenses	118,328
Total liabilities	395,398
NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS	$1,092,970,711

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)

INVESTMENT INCOME:
Dividends	$12,129,984
Interest income	93,295
Investment income	12,223,279
EXPENSES:
Management fee	1,857,024
Custody fees	102,355
Professional fees	21,961
Trustees fees	23,832
Shareholder communication	9,564
Miscellaneous	2,605
Total expenses	2,017,341
Fees waived	(34,734)
Net expenses	1,982,607
NET INVESTMENT INCOME (LOSS)	10,240,672
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss from investments	(48,118,309)
Net change in unrealized depreciation	(57,651,717)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	(105,770,026)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(95,529,354)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	YEAR ENDED JULY 31, 2007
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$10,240,672	$20,214,279
Net realized gain (loss)	(48,118,309)	363,584,469
Net change in unrealized appreciation (depreciation)	(57,651,717)	(171,583,725)
Net Increase (Decrease) in Net Assets Resulting from Operations	(95,529,354)	212,215,023
TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	67,455,206	149,773,706
Reductions	(175,025,703)	(473,539,053)
Net Increase (Decrease) in Net Assets from Transactions in Investors’ Beneficial Interests	(107,570,497)	(323,765,347)
Total Increase (Decrease) in Net Assets	(203,099,851)	(111,550,324)
NET ASSETS:
Beginning of period	1,296,070,562	1,407,620,886
End of period	$1,092,970,711	$1,296,070,562

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2008		YEAR ENDED JULY 31,
	(UNAUDITED)		2007		2006		2005		2004		2003
Net assets (in millions)	$1,093		$1,296		$1,408		$1,612		$1,527		$1,318
Total return	(8.05)%		16.00%		1.46%		11.48%		12.01%		12.13%
Ratio of net investment income (loss) to average net assets (annualized)	1.65%		1.44%		1.48%		1.92%		1.25%		1.32%
Ratio of expenses to average net assets (annualized)	0.32	%(1)	0.30	%(1)(2)	0.22	%(2)	0.23	%(2)	0.24	%(2)	0.23	%(1)(2)
Portfolio turnover rate	37%		126%		12%		9%		8%		8%

(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.01% for the six months ended January 31, 2008, 0.01% for the year ended July 31, 2007, and 0.01% for the year ended July 31, 2003. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.33% for the six months ended January 31, 2008, 0.31% for the year ended July 31, 2007, and 0.24% for the year ended July 31, 2003.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.29%, 0.21%, 0.22%, 0.24%, and 0.23% for the years ended July 31, 2007, 2006, 2005, 2004, and 2003, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2008 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Equity Trust (the “Trust”) is a series of the Domini Social Trust which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and was organized as a trust under the laws of the State of New York on June 7, 1989. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Trust. The Trust seeks to provide its shareholders with long-term total return.

The Trust was designated as a series of Domini Social Trust on June 7, 1989, and began investment operations on June 3, 1991. The Trust invests primarily in stocks of U.S. companies that meet Domini’s social and environmental standards.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trust’s significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Trust’s Board of Trustees.

(B) Repurchase Agreements. The Trust may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Trust requires that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Trust to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

(D) Federal Taxes. The Trust will be treated as a partnership for U.S. federal income tax purposes and are therefore not subject to U.S. federal income tax. As such, investors in the Trust will be taxed on their share of the Trust’s ordinary income and capital gains. It is intended that the Trust will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Trust. For its services under the Management Agreements, Domini receives from the Trust a fee accrued daily and paid monthly at the annual rate below of the Trust’s average daily net assets before any fee waivers:

Domini Social Equity Trust
(prior to November 30, 2006)	0.20% of the first $2 billion of net assets managed,
0.19% of the next $500 million of net assets managed, and
0.18% of net assets managed in excess of $2.5 billion
Domini Social Equity Trust
(effective November 30, 2006)	0.30% of the first $2 billion of net assets managed,
0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

For the six months ended January 31, 2008, Domini voluntarily waived fees totaling $34,734.

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trust on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Domini pays Wellington from its management fees. Prior to November 30, 2006, SSgA Funds Management, Inc. provided these services to the Trust.

3. INVESTMENT TRANSACTIONS

For the six months ended January 31, 2008, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $452,489,335 and $549,697,354, respectively.

Notes to Financial Statements	27

4. OTHER ACCOUNTING PRONOUNCEMENTS

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of January 31, 2008, management of the Trust is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

28	Notes to Financial Statements

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 2008 (UNAUDITED)

ASSETS:
Investment in Domini Social Equity Trust, at value	$150,528,231
Receivable for capital shares	1,269
Total assets	150,529,500
LIABILITIES:
Payable for capital shares	13,861
Sponsor fee payable	40,000
Other accrued expenses	31,181
Total liabilities	85,042
NET ASSETS	$150,444,458
NET ASSETS CONSIST OF:
Paid-in capital	$221,326,661
Undistributed net investment income	116,538
Accumulated net realized loss from Portfolio	(11,962,539)
Net unrealized depreciation from Portfolio	(59,036,202)
NET ASSETS	$150,444,458
Shares outstanding	8,020,015
NET ASSET VALUE AND OFFERING PRICE PER SHARE* ($150,444,458 ÷ 8,020,015 outstanding shares of beneficial interest)	$18.76
______________
*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)

INCOME:
Investment income from Portfolio	$1,614,359
Expenses from Portfolio	(263,323)
Net investment income from Portfolio	1,351,036
EXPENSES:
Sponsor fee	369,481
Shareholder communications	24,975
Professional fees	11,217
Accounting fees	8,900
Registration fees	8,635
Miscellaneous	3,918
Trustees fees	3,499
Transfer agent fees	655
Total expenses	431,280
Fees waived	(160,158)
Net expenses	271,122
NET INVESTMENT INCOME	1,079,914
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
Net realized loss from Portfolio	(6,401,983)
Net change in unrealized appreciation (depreciation) from Portfolio	(7,614,973)
Net realized and unrealized loss from Portfolio	(14,016,956)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,937,042)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JANUARY 31, 2008 (UNAUDITED)	YEAR ENDED JULY 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,079,914	$2,427,995
Net realized gain (loss) from Portfolio	(6,401,983)	51,310,132
Net change in unrealized appreciation (depreciation) from Portfolio	(7,614,973)	(20,538,069)
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,937,042)	33,200,058
DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income	(1,387,792)	(2,344,332)
Distributions to shareholders from net realized gain	—	—
Net Decrease in Net Assets from Distributions and/or Dividends	(1,387,792)	(2,344,332)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	9,121,725	15,526,793
Net asset value of shares issued in reinvestment of dividends and distributions	1,152,240	1,894,050
Redemption fees	—	—
Payments for shares redeemed	(14,480,803)	(114,628,468)
Net Decrease in Net Assets from Capital Share Transactions	(4,206,838)	(97,207,625)
Total Decrease in Net Assets	(18,531,672)	(66,351,899)
NET ASSETS:
Beginning of period	168,976,130	235,328,029
End of period (including undistributed net investment income of $116,538 and $424,416, respectively)	$150,444,458	$168,976,130
CAPITAL SHARE TRANSACTIONS IN SHARES:
Sold	462,546	778,123
Issued in reinvestment of distributions and/or dividends	55,971	93,770
Redeemed	(701,000)	(5,715,481)
Net Decrease	(182,483)	(4,843,588)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2008		YEAR ENDED JULY 31,
	(UNAUDITED)		2007		2006		2005		2004		2003
For a share outstanding for the period:
Net asset value, beginning of period	$20.60		$18.04		$18.04		$16.52		$14.90		$13.51
Income (loss) from investment operations:
Net investment income	0.14		0.27		0.23		0.30		0.18		0.19
Net realized and unrealized gain (loss) on investments	(1.80)		2.53		(0.01)		1.54		1.60		1.41
Total income (loss) from investment operations	(1.66)		2.80		0.22		1.84		1.78		1.60
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.18)		(0.24)		(0.22)		(0.32)		(0.16)		(0.21)
Distributions to shareholders from net realized gain	—		—		—		—		—		—
Total dividends and distributions	(0.18)		(0.24)		(0.22)		(0.32)		(0.16)		(0.21)
Redemption fee proceeds*	—		—		—	**	—	**	—	**	—
Net asset value, end of period	$18.76		$20.60		$18.04		$18.04		$16.52		$14.90
Total return	(8.20)%		15.54%		1.22%		11.22%		11.97%		12.05%
Portfolio turnover†	37%		126%		12%		9%		8%		8%
Ratio/supplemental data (annualized):
Net assets, end of year (in millions)	$150		$169		$235		$244		$199		$190
Ratio of expenses to average net assets	0.65	%(1)	0.55	%(1)	0.40	%(1)	0.39	%(1)	0.37	%(1)	0.30	%(1)
Ratio of net investment income to average net assets	1.32%		1.20%		1.30%		1.77%		1.13%		1.24%

*	Redemption fee instituted on December 1, 2003.
**	Amount represents less than 0.005 per share.
†	For the Trust in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Trust and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 0.86% for the six months ended January 31, 2008, and 0.75%, 0.50%, 0.51%, 0.54%, and 0.53% for the years ended July 31, 2007, 2006, 2005, 2004, and 2003, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 2008 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Institutional Social Equity Fund (the “Fund”) is a series of the Domini Institutional Trust. The Domini Institutional Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Equity Trust (the “Trust”), a diversified, open-end management investment company having the same investment objectives as the Fund. The Trust is a series of Domini Social Trust. The value of such investment reflects the Fund’s proportionate interest in the net assets of the Trust (approximately 13.8% at January 31, 2008). The financial statements of the Trust are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Trust is discussed in Note 1 of the Trust’s Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of trust expenses, on its investments in the Trust. Dividends to shareholders are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(C) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata on a daily basis among the Fund and the other investors in the Trust.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Prior to November 30, 2007, the redemption fee applied to redemptions and exchanges of Fund shares held less than 60 days. Such fees are retained by the Fund and recorded as an adjustment to paid-in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Trust has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by and fees paid to Domini under the Management Agreement are discussed in Note 2(A) of the Trust’s Notes to Financial Statements, which are included elsewhere in this Report.

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trust on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Prior to November 30, 2006, SSgA Funds Management, Inc. was the submanager for the Domini Social Equity Trust.

(C) Sponsor. Pursuant to a Sponsorship Agreement, Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini to the Trust under the Management Agreement, Domini answers questions from the general public and the media regarding the securities holdings of the Trust. Effective November 30, 2007, for these services and facilities, Domini receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.45% of the first $2.0 billion of net assets managed, 0.44% of the next $1.0 billion of net assets managed, and 0.43% of net assets managed in excess of $3.0 billion. Prior to November 30, 2007, similar fee arrangements were in effect.

Effective November 30, 2007, Domini has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund at no greater than 0.65% of the average daily net assets of the Fund. A similar fee waiver arrangement was in effect in prior periods. The waiver currently in effect is contractual and expires on November 30, 2008, absent an earlier modification by the Board of Trustees, which oversees the Fund. For the six months ended January 31, 2008, Domini waived fees totaling $160,158.

3. INVESTMENT TRANSACTIONS

For the six months ended January 31, 2008, additions and reductions in the Fund’s investment in the Trust aggregated $9,123,404 and $14,962,474, respectively.

34    Notes to Financial Statements

4. OTHER ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. FIN 48 is not expected to have a material effect on the Fund’s financial statements. However, as analysis is ongoing, the conclusions regarding FIN 48 may be subject to review and adjustment.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of January 31, 2008, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

Notes to Financial Statements    35

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

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DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager or Sponsor:

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, NY 10012

Investment Submanager:

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Distributor:

DSIL Investment Services LLC

536 Broadway, 7th Floor

New York, NY 10012

1-800-762-6814

Transfer Agent:

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP

99 High Street

Boston, MA 02110

Legal Counsel:

Bingham McCutchen LLP

150 Federal Street

Boston, MA 02110

Item 2. Code of Ethics.

(a) Not applicable to a semi-annual report.

(c) Not applicable.

(d) Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable to a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to a semi-annual report.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INSTITUTIONAL TRUST

By:	/s/ Amy L. Thornton
Amy L. Thornton
President

Date: April 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy L. Thornton
Amy L. Thornton
President (Principal Executive Officer)

Date: April 9, 2008

By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date: April 9, 2008